Exhibit 10.17


                               GENERAL ASSIGNMENT



     THIS GENERAL ASSIGNMENT ("Assignment") is made as of March 14, 2000 by WINDSOR WOODMONT, LLC., a Colorado limited liability company ("Assignor"), in favor of WINDSOR WOODMONT BLACK HAWK RESORT CORP., a Colorado corporation ("Assignee").

                                    RECITALS
                                    --------

     Assignor is the owner in fee simple of certain real property and improvements ("Real Property") in the City of Black Hawk, County of Gilpin, State of Colorado which is more fully described in.Exhibit "A" attached hereto.

     Assignor and Assignee entered into that certain Contribution Agreement of even date herewith ("Contribution Agreement") whereby, among other things, Assignor agreed to convey fee title in the Real Property to Assignee, and Assignee agreed to accept the Real Property on the terms and conditions stated in the Contribution Agreement.

     Pursuant to the contribution of the Real Property to Assignee, Assignor desires to execute this Assignment in favor of Assignee.

     NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, Assignor agrees as follows:

     1 . Assignment. Assignor hereby sells, assigns, transfers and conveys to Assignee all of Assignor's right, title and interest now owned or hereafter acquired in and to: (a) all liabilities incurred by Assignor in connection with its acquisition and ownership of the Real Property, which liabilities are described in Exhibit "B-1" attached hereto ("Liabilities"); and (b) the contracts listed on Exhibit "B-2" attached hereto ("Contracts");

     2. Representations and Warranties of Assignor . Assignor represents and warrants to Assignee that, as of the Closing Date (as defined in the Contribution Agreement), except as disclosed to Assignee in the Contribution
Agreement: (a) Assignor has not assigned or granted a security interest in any of the Contracts or Liabilities to anyone other than (i) Kennedy Funding, Inc., under that certain Deed of Trust dated September 22, 1997, executed by Assignor, as trustor, for the benefit of Kennedy Funding, Inc., as beneficiary, recorded on October 6,1997, in Book 627, at Page 261, in the Official Records of Gilpin County, Colorado, as amended, (ii) National Westminster Bank, under that certain Deed of Trust dated July 2, 1998, executed by Assignor, as trustor, for the benefit of Westminster National Bank as beneficiary, recorded on July 7, 1998, in Book 645, at Page 38 1, in the Official Records of said county, (iii) Natwest Capital Markets Limited, et alia, under that certain Deed of Trust dated July 2, 1998, executed by Assignor, as trustor, for the benefit of Natwest Capital Markets Limited, et alia, as beneficiary, recorded on July 7, 1998, in Book 646, at Page 74, in the Ofricial Records of said county, and (iv) Mahogany Ridge, L.P., under that certain Deed of Trust dated January 16, 1998, executed by Assignor, as trustor, for the benefit of Mahogany Ridge, L.P., as beneficiary, recorded on January 21, 1998, in Book 633, at Page 131, in the Official Records of said county (said deeds of trust are collectively referred to herein as the "Deeds of Trust"), which Deeds of Trust will be released of record as of the Closing Date; (b) Assignor's interests therein are not subject to any lien, encumbrance, claim, set-off or deduction; (c) Assignor is not in default and that no event has occurred that with notice or lapse of time or both would constitute a default by Assignor under any of the Liabilities or Contracts; (d) none of the Liabilities or Contracts have been amended or modified except as described in Exhibit "B- 1 " or Exhibit "B-2" attached hereto; (e) as of the date hereof, Assignor has provided to Assignee true, correct and complete copies of the Liabilities and the Contracts and they are in full force and effect; (f) the sale of the Real Property and the assignments described above shall not constitute an event of default under any of the Liabilities or Contracts which would permit a party to terminate its agreement or give rise to an action for damages; (g) the Liabilities and the Contracts and any amendments thereto, accurately state the terms of the agreement between Assignor and any signers to the Liabilities and the Contracts; (h) that this is a present, complete and absolute assignment, Assignor having contributed the Liabilities and Contracts to Assignee for a fair and adequate consideration; (i) this Assignment is freely and fairly made; 0) this Assignment is not intended as security of any kind; (k) Assignee has advised Assignor to consult an attorney concerning this Assignment;
(1) Assignor understands the effect of this Assignment; and (m) Assignor is not acting under any duress, undue influence or coercion by Assignor or any of its representatives, agents or attorneys.

     3. Additional Instruments. Assignor hereby agrees to execute and deliver such additional assignments and other documents, including consents to such assignment, as Assignee may request in order to implement the purpose and intent of this Assignment.

     IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

Assignor:
---------

WINDSOR WOODMONT, LLC,
a Colorado limited liability company

By:  /s/  Daniel P. Robinowitz
  ----------------------------------
          Daniel P. Robinowitz, Manager

                                 EXHIBIT "B-1"

                                  Liabilities
                                  -----------

     1 Taxes. Delinquent real property taxes and assessments, as set forth in Item GG of Schedule B, Section I of the Title Commitment No. FG13671 C-3, dated February 7, 2000, issued by First American Title Company.


     2. Excavation Work. Liability to the City of Black Hawk for certain land improvements pursuant to bench excavation permit issued by the City of Black Hawk, which work is being performed by West Valley Construction for the City of Black Hawk and the costs therefor will be reimbursed to the City of Black Hawk by the owner of the Real Property.

                                  EXHIBIT "B-2"

                                   Contracts
                                   ---------

     1 Architect Agreement. Standard Form of Agreement Between Owner and Architect with Standard Form of Architect's Services (AIA Document B 141-1997, 1997 Edition Electronic Fon-nat) dated January 31, 2000, by WWLLC as Owner and Paul Steelman, Ltd. as Architect, as affected by that certain Settlement Agreement of even date therewith by and among in part WWLLC as Owner and Paul Steelman, Ltd. as Architect.

     2. Excavation Agreement. Standard Form of Agreement Between Owner and Contractor (AIA Document A 10 1 /CMa) dated May 14, 1998 by and between WWLLC as Owner and D. H. Blattner & Sons, Inc.("Blattner"), as Contractor. Said agreement was amended and supplemented pursuant to (i) that certain Supplement to AIA Document A 10 1 /CMa Standard Form of Agreement Between Owner and Contractor ;
(ii) that certain Amendment, dated June 15, 1998 (the " First Amendment") by and between WWLLC as Owner and Blattner as Contractor; and (iii) that certain Second Amendment to Standard Forrn of Agreement Between Owner and Contractor (the "Second Amendment"), dated December 3 ) 1, 1999, by and between WWLLC as Owner and Blattner as Contractor, as the same are affected by that certain Settlement Agreement dated January 1, 2000, by and between WWLLC as Owner and Blattner as Contractor.

     3. General Construction Agreement. Standard Form of Agreement Between Owner and Contractor dated January _, 2000, by and between WWLLC as Owner, and PCL Construction Services, Inc., as Contractor.

                                   Exhibit A

                               Legal Description

LOT I

A TRACT OF LAND IN THE SOUTH ONE-HALF OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, BEING A PART OF THE IfUDDLESTON EXTENSION, THE ELEPHANT LODE, THE EAGLE NEST LODE, AND CERTAIN TRACTS ON THE WEST SIDE Or RICHMAN STREET, ALL BEING PART OF THE LANDS DESCRIBED IN BOOK 627 PAGE 226, BOOK 627 PAGE 228, BOOK 627 PAGE 230, BOOK 627 PAGE 232, BOOK 627 PAGE237, BOOK 627 PAGE 24 1, BOOK 627 PAGE 254, AND BOOK 628 PAGE 35, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WHICH BEARS N. 42006'59"E A DISTANCE OF 628-59 FEET FROM CORNER NO. 21 OF THE SECURITY PLACER, MINERAL SURVEY NO. 5664; THENCE ALONG THE FOLLOWING COURSES: THENCE S00045'35"E. A DISTANCE OF 177.47 FEET TO A POINT. THENCE ON A NON-TANGENT CURVE TO THE RIGHT CONTAINING A CENTRAL ANGLE OF 35049'51 ", A RADIUS OF 255.50 FEET, AN ARC LENGTH OF 159.78 FEET, A CHORD BEARING OF S I 7009'20"W, A CHORD DISTANCE OF 157.19 FEET TO A POINT; THENCE S64030'00"W, A DISTANCE OF 75.71 FEET TO A POINT, THENCE ON A CURVE TO THE RIGHT CONTAINING A CENTRAL ANGLE OF 10053'05", A RADIUS OF 1298.20 FEET, AN ARC LENGTH OF 246.63 FEET, A CHORD BEARING OF N56049'58"W, A CHORD DISTANCE OF 246.26 FEET TO A POINT; THENCE N51027'30"W, A DISTANCE OF 241.02 FEET TO A POINT; THENCE N2901 I'40"E, A DISTANCE OF 12.36 FEET TO A POINT; THENCE N53019'44"W, A DISTANCE OF 117.41 FEET TO A POINT, THENCE N52030'00"E, A DISTANCE OF 571.84 FEET TO A POINT, THENCE S 17013'3 8"E, A DISTANCE OF 79.93 FEET TO A POINT; THENCE ON A CURVE TO THE LEFT CONTAINING A CENTRAL ANGLE OF 10002'07", A RADIUS OF 219.50 FEET, AN ARC LENGTH OF 38.45 FEET, A CHORD BEARING OF S22014'42"E, A CHORD DISTANCE OF 38.40 FEET TO A POINT; THENCE S27015'45"E, A DISTANCE OF
181.68 FEET TO A POINT; THENCE ON A CURVE TO THE RIGHT CONTAINING A CENTRAL ANGLE OF 26030'10", A RADIUS OF 180.50 FEET, AN ARC LENGTH OF 83.49 FEET, A CHORD BEARING OF S 14000'40"E, A CHORD DISTANCE OF 82.75 FEET TO THE POINT OF BEGINNING, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL R
--------
     TRACT OF LAND SITUATE ON THE EAST SIDE OF RICHMAN STREET IN THE CITY OF BLACK HAWK, DESCRIBED AS FOLLOWS: STARTING AT HIGHWAY #119 RIGHT-OF-WAY MONUMENT STATION 842+40. THENCE NORTH 2302 1'40" WEST, 142.92 FEET TO THE NORTHWEST CORNER OF TRACT DESCRIBED IN BOOK 279 AT PAGE 221. THENCE NORTH 13046'40" EAST, 125.23 FEET TO THE POINT OF BEGINNING ON THE NORTH LINE OF TRACT #4 DESCRIBED IN BOOK 269 AT PAGE 309, WHENCE BY RECORD THE JENNIE BLANCHE, SUR. #551, COR. #4 BEARS SOUTH 4-07-40" EAST, 34.8 FEET AND A WALL CORNER BEARS EAST 1.6 FEET. THENCE NORTH 3'03'WEST, 66.55 FEET ALONG WALL LINE, THENCE NORTH 1'40'40" EAST, 45.44 FEET ALONG WALL LINE, THENCE EAST 100 FEET THENCE SOUTH 1'40'40" WEST 45.44 FEET. THENCE SOUTH 3'03'EAST,
     66.55 FEET, THENCE WEST 100 FEET, MORE OF LESS, ALONG THE NORTH BOUNDARY LINE OF TRACT #4 AS DESCRIBED IN BOOK 269 AT PAGE 309, TO THE POINT OF BEGINNTNG, COUNTY OF GILPIN, STATE OF COLORADO

PARCEL S
--------
     THAT TRACT OF LAND AS DESCRIBED IN DEED RECORDED AUGUST 4,1970, IN BOOK 267 AT PAGE 402, GILPIN COUNTY, COLORADO, DESCRIBED AS FOLLOWS: A TRACT OF LAND ADJOINING THE EASTERLY SIDE OF RICHMAN STREET, MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT: COMMENCING AT A POINT ON THE NORTHERLY SIDE LINE OF JENNIE BLANCHE LODE MINING CLAIM, UNITED STATES MINERAL SURVEY NO. 551,150 FEET EASTERLY OF CORNER NO. 4 OF SAID CLAIM, THENCE WEST TO THE EASTERLY BOUNDARY OF SAID RICHMAN STREET; THENCE SOUTHERLY ALONG THE SAID BOUNDARY OF RICHMAN STREET TO A V:.. INCH REBAR WHICH BEARS SOUTH 20024'WEST 92.7 FEET FROM A CAPPED R-EBAR MARKED 4/55 1, BEING CORNER NO. 4 OF SAID SURVEY NO. 55 1; THENCE SOUTH 68006'EAST TO A PONT OF INTERSECTION IN THE WESTERLY END OF SAID SURVEY NO. 55 1; THENCE NORTHERLY TO SAID CORNER NO. 4 OF SAID SURVEY NO. 551; THENCE EASTERLY ALONG THE NORTHERLY LINE OF SAID SURVEY NO. 551 TO THE POINT OF BEGINNING; EXCEPT ANY PORTION THEREOF AS MAY CONFLICT WITH THE BRYAN TRACT, BLACK HAWK CITY TITLE,
     COUNTY OF GILPIN, STATE OF COLORADO

PARCEL S-1
----------
     THAT PORTION OF THE BRYAN LODE OR TRACT, AS DESCRIBED IN DEED RECORDED NOVEMBER 25,1898, IN BOOK 135 AT PAGE 274, CITY OF BLACK HAWK, LYING WITHIN THE BOUNDARIES OF PARCEL S, ABOVE,
     COUNTY OF GILPIN, STATE OF COLORADO

PARCEL T
--------
     THAT PART OF THE JENNIE BLANCHE LODE MINING CLAIM, UNITED STATES SURVEY NO. 55 1, LYING WESTERLY OF A LINE THAT IS PARALLEL TO THE END LINES OF SAID MINING CLAIM AND INTERSECTS THE NORTHERLY SIDE LINE THEREOF AT A POINT 150 FEET EASTERLY OF CORNER NO. 4 OF SAID JENNIE BLANCHE LODE MINING CLAIM, EXCEPT THAT PART DESCRIBED AS FOLLOWS. A TRACT OF LAND IN THE SOUTH V, OF
     SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, BEING A PART OF THE JENNIE BLANCHE LODE, MINERAL SURVEY NO. 551, FROM WHICH POINT OF BEGINNING CORNER NO. 3 OF SAID JENNIE BLANCHE LODE BEARS S 19045'00" E A DISTANCE OF 11.28 FEET, AND THE WEST 1/4 CORNER OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST BEARS N 72003'49" W, 3364.64 FEET, AND CORNER NO. 21 OF THE SECURITY PLACER, MINERAL SURVEY NO. 5864 BEARS S 75048'09" W A DISTANCE OF 535.15 FEET; THENCE N 19045'00"W ALONG LINE 3-4 OF SAID JENNIE BLANCHE LODE A DISTANCE OF 17.17 FEET; THENCE S 8 7'50'5 1 " E, PARALLEL WITH AND 3 FEET NORTHERLY OF A CONCRETE RETAINING WALL, A DISTANCE OF 6.15 FEET, THENCE S 1014'25" W, PARALLEL WITH AND 3 FEET EASTERLY OF A CONCRETE RETAINING WALL, A DISTANCE OF 15.93 FEET TO A POINT ON SAID LINE 3-4, THE POINT OF BEGINNING, AND EXCEPT ANY PORTION THEREOF LYING WESTERLY OF THE EASTERLY BOUNDARY OF RICHMAN STREET AS DETERMINED BY THE BOUNDARY AGREEMENT WITH THE CITY OF BLACK HAWK WHICH IS TO BE RECORDED, AND EXCEPT ANY PORTION CONVEYED TO RICHMAN PROPERTIES LIMITED LIABILITY COMPANY BY BOUNDARY SETTLEMENT AND REAL PROPERTY TRADE AGREEMENT RECORDED JUNE 29,1998, IN BOOK 644, PAGE 409. AND EXCEPT ANY PORTION CONVEYED BY DEEDS RECORDED IN BOOK 644 AT PAGES 402,405, AND 407, COUNTY OF GILPIN, STATE OF COLORADO

     WHICH PROPERTY, PARCELS R, S, S-1 AND T. ARE ALSO DESCRIBED AS FOLLOWS:

     A TRACT OF LAND IN THE SOUTH 112 OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6T" P.M., CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, WHICH BEGINS AT A POINT ON THE EAST LINE OF RICHMAN STREET, AND FROM WHICH POINT OF BEGINNING THE WEST 114 CORNER OF SAID SECTION 7 BEARS N72030'37"W, 3271.41 FEET, AND CORNER NO. 21 OF THE SECURITY PLACER, MINERAL SURVEY NO. 5864 BEARS S670 I O'39"W A DISTANCE OF 475.05 FEET; THENCE N 13`2 I'OO"E ALONG SAID EAST LINE OF RICHMAN STREET A DISTANCE OF
     116.56 FEET TO A POINT, THENCE LEAVING SAID EAST LINE OF RICHMAN STREET, N90'00'00"E A DISTANCE OF 8.06 FEET, THENCE N3003'00"W A DISTANCE OF 72.83 FEET; THENCE N 1040'40"E A DISTANCE OF 45.44 FEET; THENCE N90000'00"E A DISTANCE OF 100.00 FEET; THENCE S 1040'40"W A DISTANCE OF 45.44 FEET; THENCE S 03003'00"E A DISTANCE OF 72.83 FEET; THENCE N90000'00"E A DISTANCE OF 64.87 FEET TO A POINT ON LINE 4-5 OF THE JENNIE BLANCHE LODE, MfNERAL SURVEY NO. 55 1; THENCE S 19045'00"E A DISTANCE OF 150.90 FEET TO A POINT ON LINE 2-3 OF SAID JENNIE BLANCHE LODE; THENCE S76030'00"W ALONG SAID LINE 2-3 A DISTANCE OF 150.00 FEET TO CORNER NO. 3 OF SAID JENNIE BLANCHE LODE; THENCE N I 9045'00"W ALONG LINE 3-4 OF SAID JENNIE BLANCHE LODE, A DISTANCE OF 11.28 FEET; THENCE NO 1 0 14'25"E, PARALLEL WITH AND 3 FEET EASTERLY OF A CONCRETE WALL, A DISTANCE OF 15.93 FEET, THENCE N87050'51 "W, PARALLEL WITH AND 3 FEET NORTH OF SAID WALL, A DISTANCE OF 6.15 FEET TO A POINT ON SAID LINE 34 OF SAID JENNIE BLANCHE LODE; THENCE N I 9045'00"W ALONG SAID LINE A DISTANCE OF 8.25 FEET; THENCE N68006'00"W A DISTANCE OF 77.99 FEET TO THE POINT OF BEGINNTNG.

PARCEL A:
---------

     THE BRYAN LODE OR TRACT, AS DESCRIBED IN DEED RECORDED NOVEMBER 25,1898, IN BOOR 135 AT PAGE 274, CITY OF BLACK HAWK, EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, AND EXCEPT ANY PORTION THEREOF IN CONFLICT WITH RICHMAN STREET,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL B:
---------
     THE LIBRA LODE AND DUMP SITE MINING CLAIM, AS DESCRIBED IN DEED RECORDED DECEMBER 31,1898, IN BOOK 140 AT PAGE 304, CITY OF BLACK HAWK, EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTrNG LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL C:
---------
     ALL THAT PORTION OF SURVEY 880, LITTLE SILVER LODE, NOT IN CONFLICT WITH SURVEYS 81, 82, 602, 928, 5173 AND 7626, GILPIN COUNTY, COALEY, MAHASKA, LINDEN CASTLE, LULU, MOUNTAIN LION AND DEMOCRAT LODES, ALSO THE BRYAN, GALENA AND BLACK JACK LODES AND THE S.E. 114 OF THE N.E. 1/4 OF SEC. 7, T.3S., R.72W- OF THE 6TH P.M. THE SAID SURVEY NO. 880 LITTLE SILVER LODE, BEING BOUNDED AND DESCRIBED AS FOLLOWS, TO WIT: BEGINNING AT CO. NO. I WHENCE THE N.E. COR. SEC. 7, T.3S., R.72W. OF THE 6TH P.M. BEARS N. 6039'40" E., 3144.42 FT., THENCE S. 59015' W., 1500 FT. TO COR. NO. 2,
     THENCE S. 30045'E, 150 FT. TO COR. NO. 3, THENCE N 59015, E, 1500 FT. TO COR. NO. 4, THENCE N. 30-45' W., 150 FT. TO CORNER NO. 1, THE PLACE OF BEGINNING, AS DESCRIBED IN DEED RECORDED NOVEMBER 20,1905, IN BOOK 158 AT PAGE 219, CITY OF BLACK HAWK, AND EXCEPT ANY N41NE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL D:
---------
     THE PETRIKIN TRACT, AS DESCRIBED IN DEED RECORDED OCTOBER 14, 1908, IN BOOK 170 AT PAGE 165, CITY.OF BLACK HAWK, EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL E:
---------
     THE MARTELLO AND SCHOENHERR TRACT, AS DESCRIBED IN DEED RECORDED FEBRUARY 5,1917, IN BOOK 170 AT PAGE 389, CITY OF BLACK HAWK, EXCEPT ANY MINE OF GOLD, SILVER, CfNNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL F:
---------
     THE COALEY LODE MINING CLAIM, U.S. SURVEY NO. 82, AS DESCRIBED IN U.S. PATENT RECORDED MARCH 26,1971, IN BOOK 270 AT PAGE 461, EXCLUSIVE OF THE SURFACE AREA INCLUDED WITHIN THE BOUNDARIES SURVEY NO. 8 1, AS EXCLUDED IN SAID PATENT, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL G:
---------
     THE GELPIN COUNTY TUNNEL OR LODE MINING CLAIM, U.S. SURVEY NO. 8 1, AS DESCRIBED IN U.S. PATENT RECORDED MARCH 26,197 1, IN BOOK 270 AT PAGE 466, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL H:
---------
     THENHEELER TUNNEL LODE MINING CLAIM, U.S. SURVEY NO. 53 1, AS DESCRIBED IN U.S. PATENT RECORDED MARCH 26,1971, IN BOOK 270 AT PAGE 47 1, EXCEPT ANY PORTION EMBRACED IN SURVEY NO. 82, AS EXCEPTED IN SAID PATENT,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL I:
---------
     THE MAHASKA LODE MINING CLAIM. U-S. SURVEY NO. 602, AS DESCRIBED IN U.S. PATENT RECORDED MARCH 26,1971, IN BOOK 270 AT PAGE 476, EXCEPTING ANY PORTION EMBRACED IN SURVEY NOS. 81, 82, 291 AND 55 1, AS EXCEPTED IN SAID PATENT, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL J:
---------
     THE JENNIE BLANCHE LODE MINING CLAIM, U.S. SURVEY NO. 551, AS DESCRIBED IN U.S. PATENT RECORDED IN BOOK 76 AT PAGE 180, EXCEPT THAT PART OF THE SURFACE THEREOF IN CONFLICT WITH THE GILPIN COUNTY LODE MlNING CLAIM, U.S. SURVEY NO 81, AND EXCEPT THAT PART THEREOF LYING WESTERLY OF A LINE THAT IS PARALLEL TO AND ENDLINES OF SAID JENNIE BLANCHE LODE AND INTERESTS THE NORTHERLY SIDELINE THEREOF AT A POINT 150 FEET EASTERLY OF CORNER NO. 4 OF SAID JENNIE BLANCHE LODE, AS EXCEPTED IN DEED RECORDED MAY 12,1972, IN BOOK 277 AT PAGE 178,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL K:
---------
     THE DEMOCRAT LODE MINING CLAIM, U.S. SURVEY NO. 7626, AS DESCRIBED IN U.S. PATENT RECORDED SEPTEMBER 14,1898, IN BOOK 136 AT PAGE 9, EXCEPTING THEREFROM ANY PORTION EMBRACED IN SURVEY NOS. 81, 82, 211, 531, 602, 928 AND EXCEPT A PORTION OF THE REPUBLICAN LODE CLAW UNSURVEYED, AS EXCEPTED IN SAID PATENT,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL L:
---------
     THE GALENA LODE MINING CLAIM, AS DESCRIBED IN DEED RECORDED NOVEMBER 20,1920, IN BOOK 170 AT PAGE 459, EXCEPTING ANY CONFLICTS WITH SURVEY NO
     82. COALEY LODE, SURVEY NO. 81, GILPIN COUNTY LODE, SURVEY NO. 928 LINDEN CASTLE LODE, SURVEY NO. 602. MAHASKA LODE, SURVEY NO. 5173, MOUNTAIN LION AND LULU LODES, THE DEMOCRAT AND SHENANDOAH VALLEY LODES. AND THE AGRJCULTURAL PATENT TO THE SE 114 OF THE NE 1/4 OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., AS EXCEPTED IN SAID DEED, CITY OF BLACK H-AWK, AND EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, COUNTY OF GILPIN, STATE OF COLOR-ADO.

PARCEL M:
---------
     THE MOUNTAIN LION, CITY OF BLACK HAWK, EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER
     E)GSTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL N:
---------
     THE LULU, CITY OF BLACK HAWK, EXCEPT ANY PORTION THEREOF LYING OUTSIDE THE BOUNDARIES OF THE CITY OF BLACK HAWK, AND EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, EXCEPT ANY PORTION THEREOF CONVEYED TO MAHOGANY RIDGE LIMITED PARTNERSHIP, A COLORADO LIMITED PARTNERSHIP, BY BILL OF SALE RECORDED FEBRUARY 1, 2000 IN BOOK 687 AT PAGE 193, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL 0:
---------
     THE JENNIE BLANCHE EXTENSION TRACT, AS DESCRIBED IN DEED RECORDED AUGUST 1, 1996, IN BOOK 605 AT PAGE 15, CITY OF BLACK HAWK, EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL P:
---------
     THE SHENANDOAH VALLEY LODE, AS DESCRIBED AUGUST 1, 1996, IN BOOK 605 AT PAGE 16, CITY OF BLACK HAWK, EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL 0:
---------
     THE MAYFLOWER TUNNEL A/K/A MAY FLOWER LODE, AS DESCRIBED AUGUST 1, 1996, IN BOOK 605 AT PAGE 14, CITY OF BLACK HAWK, EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL X:
---------
     THE KLONDYKE LODE, BLACK HAWK CITY TITLE, AS DESCRIBED IN DEED RECORDED JANUARY 18,1900, IN BOOK 135 AT PAGE 401, EXCLUSIVE OF ITS CONFLICT WITH THE COALEY LODE, SURVEY NO. 82. THE WHEELER TUNNEL LODE, SURVEY NO. 53. THE LINDEN CASTLE LODE, SURVEY NO. 928. THE DEMOCRAT LODE. SURVEY NO. 7626.THE BRYAN LODE: THE SILVER DIME LODE, AND EXCLUSIVE OF ANY PORTION THEREOF LYING OUTSIDE THE BOUNDARY OF THE TOWNSITE OF BLACK HAWK, AS EXCEPTED IN SAID DEED, AND EXCEPT ANY PORTION NOT CONVEYED BY DEED RECORDED MAY 31, 1968. IN BOOK 259 AT PAGE 3, CITY OF BLACK HAWK,
     COUNTY OF GILPIN, STATE OF COLORADO

PARCEL Y:
---------
     THE BLACK BEAR LODE, BLACK HAWK CITY TITLE, AS DESCRIBED IN DEED FROM CITY OF BLACK HAWK RECORDED AUGUST 9,1902, IN BOOK 153 AT PAGE 37, EXCEPTING THEREFROM ANY PORTION EMBRACED IN SURVEY NO. 7626, DEMOCRAT LODE, SURVEY NO. 211, RADICAL LODE; MISSOURI LODE, ELEPHANT LODE; AND LION LODE, AS EXCEPTED IN SAID DEED,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN,
     STATE OF COLORADO

PARCEL Z:
---------

     MARY TRACT, BLACK HAWK CITY TITLE, AS DESCRIBED IN DEED RECORDED SEPTEMBER 10, 1902, IN BOOK 153 AT PAGE 59,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN,
     STATE OF COLORADO

PARCEL AA:
---------
     THE SURFACE GROUND OF THE BLACK JACK LODE MINE, BLACK HAWK, CITY TITLE, AS DESCRIBED IN DEED RECORDED IN BOOK 121 AT PAGE 211, EXCEPT ANY PORTION THEREOF CONVEYED TO THE COUNTY OF GILPIN BY THAT RIGHT OF WAY DEED RECORDED DECEMBER 15,1989, IN BOOK 213 AT PAGE 90,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN,
     STATE OF COLORADO

PARCEL BB:
---------
     THE LINDEN CASTLE LODE MINING CLAIM, U. S. SURVEY NO. 928, AS DESCRIBED IN UNITED STATES PATENT RECORDED APRIL 9,1920, IN BOOK 187 AT PAGE 105, EXCEPTING THEREFROM ANY PORTION THEREOF EMBRACED IN MINING CLAIMS OR SURVEY NOS. 82, 53 1, OR 602, OR THE GALENA LODE CLAIM, OR THAT PORTION OF THE CLAIM EMBRACED IN THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 8, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M.,
     COUNTY OF GILPIN,
     STATE OF COLORADO

PARCEL CC:
---------
     THAT PORTION OF THE LION LODE MINING CLAIM, BLACK HAWK CITY TITLE, AS DESCRIBED IN DEED RECORDED MARCH 19,1998, IN BOOK 637 AT PAGE 14, LYING EAST OF RICHMAN STREET, CITY OF BLACK HAWK, EXCEPT ANY PORTION THEREOF LYING OUTSIDE THE BOUNDARIES OF THE PATENTS FOR THE CITY OF BLACK HAWK, CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO

PARCEL DD:
----------
     THE PRINCE HENRY LODE, BLACK HAWK CITY TITLE. AS DESCRIBED IN DEED FORM THE CITY OF BLACK HAWK RECORDED AUGUST 9,1902, IN BOOK 153 AT PAGE 37. EXCEPTING THEREFROM ANY PORTION EMBRACED IN SURVEY NO. 7626, DEMOCRAT LODE. SURVEY NO. 211, RADICAL LODE. MISSOURI LODE, ELEPHANT LODE, AND LION LODE, AS EXCEPTED IN SAID DEED; AND EXCEPT THAT PART OF THE SAID PRINCE HENRY LODE DESCRIBED AS FOLLOWS:

          BEGINNING AT CORNER NO. 3 OF THE LION LODE, CITY TITLE, BOOK A, PAGE I 11, FROM WHICH POINT CORNER NO. 4 OF THE CHAMPION LODE, SURVEY NO. 229, BEARS N8505 1'3 7"W A DISTANCE OF 543.34 FEET THENCE N69004'W ALONG LINE 3-4 OF SAID LION LODE, A DISTANCE OF 44.58 FEET TO ITS INTERSECTION WITH THE NORTHWESTERLY LINE OF SAID PRINCE HENRY LODE, THENCE N55'52'E ALONG SAID NORTHWESTERLY LINE A DISTANCE OF 383.13 FEET TO A POINT ON LINE 4 3 OF THE DEMOCRAT LODE, SURVEY NO. 626. THENCE S80040'E ALONG SAID LINE 4-3 A DISTANCE OF 96.06 FEET TO A POINT ON THE NORTHWESTERLY LINE OF THE LINE A DISTANCE OF 150.77 FEET TO THE MOST WESTERLY CORNER OF SAID LODE, THENCE S45053'E ALONG THE SOUTHWESTERLY LINE OF SAID LODE A DISTANCE OF 81.32 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF SAID PRINCE HENRY LODE; THENCE S55052'W ALONG SAID LINE A DISTANCE OF 281.35 FEET TO A POINT ON LINE 3-4 OF THE ELEPHANT LODE, CITY TITLE. THENCE N39'35'W ALONG SAID LINE A DISTANCE OF 53.77 FEET TO CORNER NO. 4 OF SAID ELEPHANT LODE; THENCE N40'3 1'56"W A DISTANCE OF 60.31 FEET TO THE POINT OF BEGINNING,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN,
     STATE OF COLORADO

PARCEL EE:
----------
     AN EASEMENT OVER AND ACROSS THE LEOPOLD LODE, BLACK HAWK CITY TITLE, AS DESCRIBED IN DEED RECORDED JULY 11, 1902, IN BOOK 150 AT PAGE 421' EXCEPT ANY PORTION THEREOF LYING OUTSIDE THE BOUNDARIES OF THE LAND DESCRIBED IN THE PATENTS TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456. AND EXCEPT ANY PORTION THEREOF CONVEYED BY THE CITY OF BLACK HAWK PRIOR TO JULY 11, 1902, SAID EASEMENT RECORDED APRIL 29,1998, IN BOOK 640 AT PAGE 79,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN,
     STATE OF COLORADO

PARCEL FF:
----------
     THE SOUTH JENNIE BLANCHE LODE, BLACK HAWK CITY TITLE, AS DESCRIBED IN INSTRUMENT RECORDED AUGUST 1, 1996, IN BOOK 605 AT PAGE 15,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN,
     STATE OF COLORADO

PARCEL GG:
----------
     THE COALEY LODE MINING CLAIM, U. S. SURVEY NO. 291, AS DESCRIBED IN U. S. PATENT RECORDED IN BOOK 65 AT PAGE 7 1, EXCEPTING THEREFROM ANY PORTION EMBRACED IN SURVEY NO. 81, AS EXCEPTED IN SAID PATENT,
     COUNTY OF GILPIN,
     STATE OF COLORADO

PARCEL II
---------
A TRACT OF LAND IN THE SE 114 OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, WHICH BEGINS AT THE INTERSECTION OF LINE 1-2 OF THE SOUTH JENNIE BLANCHE LODE, AS DESCRIBED IN BOOK C AT PAGE 168 OF THE CITY OF BLACK HAWK RECORDS WITH LINE 1-2 OF THE JENNIE BLANCHE EXTENSION TRACT, AS DESCRIBED IN BOOK 605 AT PAGE 15, GILPIN COUNTY RECORDS, FROM WHICH POINT OF BEGINNING THE EAST 114 CORNER OF SAID
SECTION 7 BEARS N39020'35"E A DISTANCE OF 629.18 FEET.
THENCE N64000'00"E ALONG SAID LINE 1-2 OF THE JENNIE BLANCHE EXTENSION TRACT A DISTANCE OF 47.94 FEET TO A POINT ON LINE 10-9 OF THE LIBRA LODE AND DUMP SITE MINING CLAIM, AS DESCRIBED IN BOOK 140 AT PAGE 304, THENCE S4000'00"W ALONG SAID LINE 10-9 A DISTANCE OF 3_2 1.94 FEET TO SAID CORNER NO. 9, THENCE S35022'00"E ALONG LINE 9-8 OF SAID LIBRA LODE AND DUMP SITE MINING CLAIM A DISTANCE OF
181.86 FEET TO CORNER NO. 8; THENCE S39025'00"W ALONG LINE 8-7 OF SAID LIBRA LODE AND DUMP SITE MINING CLAIM A DISTANCE OF 590.23 FEET TO CORNER NO. 71 THENCE N44000'00"W A DISTANCE OF 101.33 FEET TO A POINT ON LINE 4-3 OF THE SILVER LODE, AS DESCRIBED IN BOOK A, PAGE 311, CITY OF BLACK HAWK RECORDS. THENCE N46000'00"E ALONG SAID LINE 4-3 A DISTANCE OF 250.48 FEET TO CORNER NO. 3-9 THENCE N90000'00W ALONG LINE 3-2 OF SAID SILVER LODE A DISTANCE OF 215.98 FEET TO CORNER NO. 2; THENCE N61045'04"W A DISTANCE OF 194.02 FEET TO CORNER NO. 3 OF THE GERTRUDE LODE, AS DESCRIBED IN BOOK 150 AT PAGE 405, GILPIN COUNTY RECORDS; THENCE N26055'09"W ALONG LINE 34 OF SAID GERTRUDE LODE A DISTANCE OF
149.86 FEET TO CORNER NO. 4-9 THENCE N45035'45"W A DISTANCE OF 80.09 FEET TO A POINT ON LINE 3-2 OF THE SOUTH JENNIE BLANCHE LODE, AS DESCRIBED IN BOOK C, PAGE 168, CITY OF BLACK HAWK RECORDS; THENCE N64000'00"E ALONG SAID LINE 3-2 A DISTANCE OF 750.00 FEET TO CORNER NO. 2; THENCE N26000'00"W ALONG LINE 2-1 OF SAID SOUTH JENNIE BLANCHE LODE A DISTANCE OF 52-58 FEET TO THE POINT OF

BEGINNING.

(Description of Parcel 11 continued on next page)

--------------------

                                       AND

     TWO TRACTS OF LAND IN THE NE 1/4 OF THE SE 1/4 OF SECTION 7. TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     VOID NO. 3: BOUNDED BY THE SHENANDOAH VALLEY LODE, THE JENNIE BLANCHE EXTENSION LODE, THE MOUNTAIN LION LODE, AND THE PETRIKFN LODE, BEGINNING
     AT A POINT FROM WHICH THE EAST 114 CORNER OF SAID SECTION 7 BEARS N65002'42"E A DISTANCE OF 473.31 FEET, THENCE S31045'00"E A DISTANCE OF
     137.81 FEET; THENCE S64000'00"W A DISTANCE OF 16.93 FEET. THENCE N35013'00"W A DISTANCE OF 137.73 FEET; THENCE S90000'00"E A DISTANCE OF
     1.38 FEET TO THE POINT OF BEGINNING, AND VOID NO. 4: BOUNDED BY THE MOUNTAIN LION LODE, THE DUMP SITE LODE, AND THE JENNIE BLANCHE EXTENSION
     LODE: BEGINNING AT A POINT FROM WHICH THE EAST 114 CORNER OF SAID SECTION 7 BEARS N39059'32"E A DISTANCE OF 497.85 FEET, THENCE S31045'00"E A DISTANCE OF 25.67 FEET; THENCE S51036'45"W A DISTANCE OF 5.63 FEET; THENCE N I 9045'00"W A DISTANCE OF 26.91 FEET TO THE POINT OF BEGINNING.

PARCEL JJ
---------
     THE SE 1/4 OF THE NE 1/4 OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., EXCEPTING THEREFROM ANY PORTION CONTAINED IN SURVEY NOS: 211 RADICAL LODE; 531 WHEELER LODE. 5173 LULU LODE. 291 COALEY LODE. 602 MAHASKA LODE. 8 1 GILPIN COUNTY LODE. 229 CHAMPION LODE, 5173 MOLJNTAfN LION LODE, 928 LNDEN CASTLE LODE. BLACK JACK LODE; GALENA LODE. REPUBLIC LODE. SILVER DOLLAR LODE, LITTLE SILVER LODE AND A PARCEL CALLED THE PITRIKEN TRACT, IF ANY, AS EXCEPTED IN DEED RECORDED JUNE 17,1935, IN BOOK 194 AT PAGE 484, AND EXCEPT ANY MNE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK RAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, AND EXCEPT A TRACT OF LAND IN THE SE 1/4 OF THE NE 1/4 OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, DESCRIBED AS FOLLOWS:
     BEGINNING AT THE NE CORNER OF THE SE 1/4 OF THE NE 1/4 OF SECTION 7. THENCE S0204341"W ALONG THE EAST LINE OF SAID SE 114 A DISTANCE OF 885.11 FEET, THENCE S90"00'00"W A DISTANCE OF 300-00 FEET, THENCE N3104 1'00"W A DISTANCE OF 10 12.92 FEET TO A PONT ON THE NORTH LINE OF THE SE 1/4 OF THE NE 1/4 OF SECTION T. THENCE N 88001'24"E ALONG SAID NORTH LINE A DISTANCE OF 78513 FEET TO THE POINT OF BEGINNING
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN,
     STATE OF COLORADO.

PARCEL KK:
----------
     THE SILVER DOLLAR LODE, AS DESCRIBED IN LOCATION CERTIFICATE RECORDED AUGUST 5,1895, IN BOOK 124 AT PAGE 484,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN, STATE OF COLORADO

PARCEL LL:
----------
     THE CHICAGO LODE, AS DESCRIBED IN DEED RECORDED AUGUST 19,1901, IN BOOK 150 AT PAGE 403, EXCLUSIVE OF ANY LAND CONVEYED BY THE CITY OF BLACK HAWK PRIOR TO DECEMBER 15,1899, AS EXCLUDED IN SAID DEED,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN, STATE OF COLORADO

PARCEL MM:
----------
     THE SILVER DIME LODE, AS DESCRIBED IN DEED RECORDED AUGUST 19, 190 1, IN BOOK 150 AT PAGE 404, EXCLUSIVE OF ANY LAND CONVEYED BY THE CITY OF BLACK HAWK PRIOR TO DECEMBER 15,1899, AS EXCLUDED IN SAID DEED,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN, STATE OF COLORADO

PARCEL NN:
----------
     THE GERTRUDE LODE, AS DESCRIBED IN DEED RECORDED AUGUST 19, 190 1, fN BOOK 150 AT PAGE 405, EXCLUSIVE OF ANY LAND CONVEYED BY THE CITY OF BLACK HAWK PRIOR TO DECEMBER 15,1899, AS EXCLUDED IN SAID DEED,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN, STATE OF COLORADO

                                 EXHIBIT "B-1"

                              Assumed Liabilities
                              -------------------

     1. Taxes. Delinquent real property taxes and assessments, as set forth in Item GG of Schedule B, Section I of the Title Commitment.

     2. Excavation Work. Liability to the City of Black Hawk for certain land improvements pursuant to bench excavation permit issued by the City of Black Hawk, which work is being performed by West Valley Construction for the City of Black Hawk and the costs therefor will be reimbursed to the City of Black Hawk by the owner of the Real Property.

                                 EXHIBIT "B-2"

                                   Contracts
                                   ---------

     1. Architect Agreement. Standard Form of Agreement Between Owner and Architect with Standard Form of Architect's Services (AIA Document B141-1997, 1997 Edition Electronic Format) dated January 31, 2000, by WWLLC as Owner and Paul Steelman, Ltd. as Architect, as affected by that cer-tain Settlement Agreement of even date therewith by and among in part WWLLC as Owner and Paul Steelman, Ltd. as Architect.

     2. Excavation Agreement. Standard Form of Agreement Between Owner and Contractor (AIA Document A 10 1 /CMa) dated May 14, 1998 by and between WWLLC as Owner and D. H. Blattner & Sons, Inc.("Blattner"), as Contractor. Said agreement was amended and supplemented pursuant to (i) that certain Supplement to AIA Document Al0I/CMa Standard Form of Agreement Between Owner and Contractor; (ii) that certain Amendment, dated June 15, 1998 (the " First Amendment") by and between WWLLC as Owner and Blattner as Contractor; and (iii) that certain Second Amendment to Standard Form of Agreement Between Owner and Contractor (the "Second Amendment"), dated December 31, 1999, by and between WWLLC as Owner and Blattner as Contractor, as the same are affected by that certain Settlement Agreement dated January 31, 2000, by and between WWLLC as Owner and Blattner as Contractor.


     3. General Construction Agreement. Standard Form of Agreement Between Owner and Contractor dated January 25, 2000, by and between WVY'LLC as Owner, and PCL Construction Services, Inc., as Contractor.